SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES ExCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 29, 2004

                               TELULAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                      0-23212           36-3885440
(State or Other Jurisdiction of       (Commission      (I.R.S. Employer
        Incorporation)                File Number)    Identification Number)



 647 North Lakeview Parkway, Vernon Hills, Illinois           60061
     (Address of Principal Executive Offices)               (Zip Code)


                                 (847) 247-9400
              (Registrant's Telephone Number, Including Area Code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

        99.1 Press Release issued by Telular Corporation dated January 29, 2004.

Item 9.  Regulation FD Disclosure.

     On January 29, 2004, Telular Corporation issued a press release reporting its fiscal year 2004 first quarter results. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under item 9 to this Report on Form 8-K.

Item 12.  Results of Operations and Financial Condition.

     On January 29, 2004, Telular Corporation issued a press release reporting its fiscal year 2004 first quarter results. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under item 9 to this Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  January 29, 2004

                                       TELULAR CORPORATION


                                       /s/ JEFFREY L. HERRMANN
                                       -------------------------------------
                                       Jeffrey L. Herrmann
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer



Exhibit Index

Sequential
Exhibit
Number                                   Document Name

99.1                                     Press Release dated January 29, 2004